UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2017

Akcea Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38137	47-2608175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway, Suite 100, Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 207-0202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02              Unregistered Sales of Equity Securities.

On July 19, 2017, Akcea Therapeutics, Inc. (the “Company”) issued 6,250,000 shares of its common stock to Novartis Pharma AG (“Novartis”) in a separate private placement concurrent (the “Private Placement”) with the completion of the Company’s initial public offering (“IPO”). Novartis paid the Company $50.0 million in cash in connection with the Private Placement.  The issuance of the common stock in the Private Placement was made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

On July 19, 2017, the Company issued 13,438,339 shares of its common stock to Ionis Pharmaceuticals, Inc. (“Ionis”) upon the automatic conversion (the “Conversion”), in connection with closing of the IPO, of $106.0 million of outstanding principal, together with accrued interest, pursuant to the Company’s line of credit agreement with Ionis. The issuance of the common stock in the Conversion was made in reliance on Section 4(a)(2) of the Securities Act.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On July 19, 2017, the Company filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware immediately prior to the closing of the IPO. The Company’s board of directors and stockholders previously approved the Restated Certificate effective as of immediately prior to the closing of the IPO.

The foregoing description of the Restated Certificate is qualified in its entirety by reference to the full text of the Restated Certificate, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of July 19, 2017, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the IPO. The Company’s board of directors and stockholders previously approved the Restated Bylaws effective as of immediately prior to the closing of the IPO.

The foregoing description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws, a copy of which are filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Akcea Therapeutics, Inc.

3.2	Amended and Restated Bylaws of Akcea Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akcea Therapeutics, Inc.

Dated: July 19, 2017	By:	/s/ Elizabeth L. Hougen
Elizabeth L. Hougen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Akcea Therapeutics, Inc.

3.2	Amended and Restated Bylaws of Akcea Therapeutics, Inc.